Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Contingent Liabilities

NOTE 24 – CONTINGENT LIABILITIES

CFBank participates in a multi-employer contributory trusteed pension plan. On August 17, 2012, CFBank was notified by the trustees of the plan that, due to CFBank’s financial performance and the CFBank Order, it was required make a contribution or provide a letter of credit in the amount of the funding shortfall plus estimated cost of annuitization of benefits in the plan, which was determined to be $908. CFBank obtained a letter of credit from the FHLB for this amount. The cost of obtaining the letter of credit was $9. CFBank may be required to make additional contributions or provide additional amounts via an expanded letter of credit if the funding shortfall increases in the future. If CFBank’s financial condition should worsen in the future, the trustee may execute the letter of credit, resulting in a charge to CFBank.